SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:         November 25, 1997

ADVANTA Home Equity Loan Trust 1997-1

New York                   333-21265                    33-0756430

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                 Other Events

Information relating to the distributions to Certificate holders for the October, 1997 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1997-1
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1997 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                 Financial Statements, Exhibits

        Exhibit No.                     Exhibit

                     1. Monthly Report for the October, 1997 Monthly Period
                        relating to the Home Equity Loan Pass-Through Certificates Series 1997-1, Class A issued by the ADVANTA Home Equity Loan Trust 1997-1.


                                        EXHIBIT INDEX

Exhibit

   1.   Monthly Report for the October, 1997 Monthly
        Period relating to the Home Equity Loan Pass-Through
        Certificates, Series 1997-1, Class A issued by the
        ADVANTA Home Equity Loan Trust 1997-1.





                                        SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Home Equity Loan Trust 1997-1

BY:     ADVANTA Mortgage Corp., USA




BY:     /s/ William P. Garland
        William P. Garland
        Senior Vice President
        Loan Service Administration



November 26, 1997

                                        EXHIBIT 1


        ADVANTA Mortgage Loan Trust 1997-1

                   Statement to Certificateholders

        Original        Prior
        Face            Principal
Class   Value           Balance         Interest        Principal      Total
A-1         141,000,000.      98,743,903           563,6      7,865,776        8,429,439.77
A-2           82,000,000      82,000,000           485,1                          485,166.67
A-3           11,500,000      11,500,000            70,9                           70,916.67
A-4           34,015,000      34,015,000           216,8                          216,845.63
A-5           29,835,000      29,835,000           182,7                          182,739.38
A-6         168,000,000.    142,601,489.           676,3      6,904,594        7,580,911.59
M-1F          10,200,000      10,200,000            65,0                           65,025.00
M-1A          12,600,000      12,600,000            61,3                           61,382.13
M-2F          22,100,000      22,100,000           143,6                          143,650.00
M-2A          10,500,000      10,500,000            52,5                           52,589.69
B-1F            9,350,00        9,350,00            63,5                           63,502.08
B-1A          18,900,000      18,900,000           101,0                          101,055.94
R                                                                                              -

Totals      550,000,000.    482,345,393.        2,682,85    14,770,370.      17,453,224.55

                                        Current         Pass-Through
        Realized        Deferred        Principal       Rates
Class   Losses          Interest        Balance         Current        Next
A-1                                           90,878,126      6.850000%       6.850000%
A-2                                           82,000,000      7.100000%       7.100000%
A-3                                           11,500,000      7.400000%       7.400000%
A-4                                           34,015,000      7.650000%       7.650000%
A-5                                           29,835,000      7.350000%       7.350000%
A-6                                         135,696,895.      5.887500%       5.950000%
M-1F                                          10,200,000      7.650000%       7.650000%
M-1A                                          12,600,000      6.047500%       6.110000%
M-2F                                          22,100,000      7.800000%       7.800000%
M-2A                                          10,500,000      6.217500%       6.280000%
B-1F                                            9,350,00      8.150000%       8.150000%
B-1A                                          18,900,000      6.637500%       6.700000%
R                                                             0.000000%       0.000000%

Totals                                      467,575,022.28

                        Prior                                                          Current
                        Principal                                                      Principal
Class   CUSIP           Balance         Interest        Principal      Total           Balance
A-1        00755WCR5          700.311373        3.997611       55.78565       59.783261     644.525723
A-2        00755WCS3                1000        5.916667              0        5.916667           1000
A-3        00755WCT1                1000        6.166667              0        6.166667           1000
A-4        00755WCU8                1000           6.375              0           6.375           1000
A-5        00755WCV6                1000           6.125              0           6.125           1000
A-6        00755WCZ7          848.818391        4.025698      41.098776       45.124474     807.719615
M-1F       00755WCW4                1000           6.375              0           6.375           1000
M-1A       00755WDA1                1000        4.871598              0        4.871598           1000
M-2F       00755WCX2                1000             6.5              0             6.5           1000
M-2A       00755WDB9                1000        5.008542              0        5.008542           1000
B-1F       00755WCY0                1000        6.791666              0        6.791666           1000
B-1A       00755WDC7                1000        5.346875              0        5.346875           1000
R          AM9701112                   0               0              0               0              0

Delinquent Loan Information:
                                                        90+ Days       Loans           Loans
                        30-59           60-89           excldg f/c,REO in              in
                        Days            Days            & Bkrptcy      REO             Foreclosure
Group 1 Principal Balanc        8,709,27        2,614,07         739,10           606,8      6,171,402
        % of Pool Balanc        2.93129%        0.87982%       0.24876%        0.20424%       2.07712%
        Number of Loans              161              43             14               3            104
        % of Loans              3.20207%        0.85521%       0.27844%        0.05967%       2.06842%
Group 2 Principal Balanc        4,908,98        1,946,34      1,165,302            49,3    10,540,116.
        % of Pool Balanc        2.65744%        1.05364%       0.63083%        0.02674%       5.70580%
        Number of Loans               60              18             10               1             95
        % of Loans              3.37079%        1.01124%       0.56180%        0.05618%       5.33708%

                                        Loans in Bankrup       Group 1         2,174,223.76
                                                               Group 2         2,550,412.65
                                                                               4,724,636.41

General Mortgage Loan Information:
                                                            Group I        Group II         Total
Beginning Aggregate Mortgage Loan Balance                  304,127,654.    190,859,622.   494,987,277.
Principal Reduction                                           7,002,703        6,133,26    13,135,968.
Ending Aggregate Mortgage Loan Balance                     297,124,950.    184,726,358.   481,851,308.

Beginning Aggregate Mortgage Loan Count                            5145            1825           6970
Ending Aggregate Mortgage Loan Count                               5028            1780           6808

Current Weighted Average Coupon Rate                         10.945932%      10.925527%     10.938064%
Next Weighted Average Coupon Rate                            10.928854%      10.944389%     10.934810%

Mortgage Loan Principal Reduction Information:
                                                            Group I        Group II         Total
Scheduled Principal                                              393,65           113,3         507,01
Curtailments
Prepayments                                                   6,620,128        5,914,71    12,534,839.
Repurchases/Substitutions
Liquidation Proceeds                                                              105,1         105,19
Other Principal

Less: Realized Losses                                              11,0                           11,0
Less: Delinquent Principal not Advanced by Servicer

Total Principal Reduction                                     7,002,703        6,133,26    13,135,968.

Servicer Information:
                                                            Group I        Group II         Total
Accrued Servicing Fee for the Current Period                       96,5            57,7         154,24
Less: Amounts to Cover Interest Shortfalls                          4,3                            5,2
Less: Delinquent Service Fees                                      30,1            21,8           52,0
Collected Servicing Fees for Current Period:                       61,9            35,0           96,9

Advanced Principal                                                 45,2              7,           53,1
Advanced Interest                                                669,27           486,3      1,155,619

                        Other           Subordination
        Prepayment      Unscheduled     Increase        Applied        Realized Loss   Unpaid
        Principal       Principal       Principal       Realized Loss  Amortization    Realized Loss
Class   Distributed     Distributed     Distributed     Amount         Amount          Amount
A-1             6,620,12                           863,0
A-2
A-3
A-4
A-5
A-6             5,914,71           105,1           771,3
M-1F
M-1A
M-2F
M-2A
B-1F
B-1A
R

Total         12,534,839           105,1        1,634,40

                                             Prior                         Current         Target
             Has a           Senior        Overcolla-        Extra        Overcolla-     Overcolla-
          Trigger Even    Enhancement     Teralization     Principal     Teralization   Teralization
            Occurred       Percentage        Amount       Distributed       Amount         Amount
Group I        No             14.018194%        6,383,75         863,07        7,235,74      9,010,000
Group II       No             23.336211%        6,258,13         771,32        7,029,46      8,400,000

Total                                         12,641,883      1,634,402      14,265,205    17,410,000.

TOTAL AVAILABLE FUNDS:
        Current Interest Collected:                           3,303,252.94

        Principal Collected:                                12,988,712.52

        Insurance Proceeds Received:                                          -

        Net Liquidation Proceeds:                                  95,071.29

        Delinquency Advances on Mortgage Interest:            1,155,619.07

        Delinquency Advances on Mortgage Principal                 53,144.42

        Substitution Amounts:                                                 -

        Trust Termination Proceeds:                                           -

        Investment Earnings on Certificate Account:                15,274.73

        Capitalized Interest Requirement:                                     -

        Pre-Funding Account:                                  N/A

        Sum of the Above Amounts:                                            17,611,074.97

LESS:

        Servicing Fees (including PPIS):                         154,241.14

        Dealer Reserve:                                                       -

        Trustee Fees:                                               3,609.28

        Insurance Premiums:                                   N/A

        Reimbursement of Delinquency Advances:                                -

        Reimbursements of Servicing Advances:                                 -

        Total Reductions to Available Funds Amount:                               157,850.42

        Total Available Funds:                                                             17,453,224.